August 2014 Exhibit 99.2

2   |   © 2014 PowerSecure. All rights reserved.
Forward-Looking Statements
Safe Harbor–
All forward-looking statements made or referred to in this presentation are made under the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, expectations and projections about future business developments, opportunities, financial guidance, prospects, and outlook, are not guarantees of future performance or events but are based upon current assumptions and subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the
Company's SEC filings, including but not limited to the Company’s most recent Form 10-K and subsequent SEC filings including reports on Form
8-K and Form 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof and are subject to change, and the
Company assumes no duty or obligation to update or revise any forward-looking statements.

3   |   © 2014 PowerSecure. All rights reserved.
NYSE:
POWR
PowerSecure: Who We Are Today
Record Backlog:
$349M
(42% YoY Growth)
>700
Employees
Growing
Markets & differentiated solutions
Strong
Balance Sheet
TTM Revenues:
$265M
(29% YoY Growth)
Headquarters:
Wake Forest, NC

4   |   © 2014 PowerSecure. All rights reserved.
PowerSecure: Utility Focused
Energy Efficiency
Products/Services
Utility
Infrastructure
Solutions
Distributed
Generation
Systems
Utilities
and Their
Large
Customers

5   |   © 2014 PowerSecure. All rights reserved.
PowerSecure Distributed Generation:
Differentiated Solution=Superior Reliability & ROI
Electric
Utility
Customer
Facility
• 24/7 monitoring: standby and peak shaving
• Proprietary internet-based monitoring, dispatch and control
• “No Pain” demand response
• 98.2% reliability
• Utility tariff and interconnect experts
• Solar DG capability
Interactive
Distributed
Generation
®
System

6   |   © 2013 PowerSecure. All rights reserved.
DG: Hospital & Data Center Growth Drivers
• Average DG project size up 28%
from 2012 to 2013
• Focused hospital and data center
sales teams
• Proprietary PowerBlock solution
drivers higher ROI for customers
• 70% bi-fuel capability delivers
environmental & economic benefits
• 18-24 month sales cycle

7   |   © 2014 PowerSecure. All rights reserved.
• T&D maintenance and construction
• Substation products and services
• Advanced metering and lighting
installation
• Storm repair and restoration
• Utility engineering and design
• Regulatory consulting and rate design
Utility Infrastructure:
Direct Service to our Utility Customers

8   |   © 2014 PowerSecure. All rights reserved.
• Provides cyber security and NERC-CIP
compliance consulting services to
utility industry
• Opportunity for PowerSecure to expand
UI service offerings to world-class Encari
customer base
• PowerSecure can bring Encari’s
expertise to existing UI customers
• Accretive to UI gross margin
Acquisitions Add Value
Purchased
Encari for $4.8M
October  2013

9   |   © 2014 PowerSecure. All rights reserved.
• Department store/high-end retail lighting
- Solais product line adds new customers
• Utility lighting
- Utilities and municipalities
- Energy and maintenance savings drive payback
- Opportunity: millions of lights across U.S.
• Grocery, drug, and convenience stores
- Best-in-class lights for freezer/refrigerated cases
• Commercial & industrial lighting
- New targeted/niche product recently launched
Energy Efficiency: LED Solutions

10   |   © 2014 PowerSecure. All rights reserved.
Acquisitions Add Value
• Significant sourcing and manufacturing
expertise
• Adds substantial efficiencies to
manufacturing of PowerSecure’s
existing LED solutions
• Outstanding proprietary portfolio of LED
lamps and fixtures for commercial and
Industrial applications
• Superior light output, thermal
management, optics, light quality and
aesthetics
Purchased
Solais lighting
business
for $15 M
April 2013

11   |   © 2014 PowerSecure. All rights reserved.
Acquisitions Add Value
• Successful 20-yr old business serving
major ESCOs with lighting, mechanical,
water and building envelope solutions
to deliver energy efficiency savings
• Significantly expands our Energy
Efficiency offerings
• Opens new customer channels for
LED lighting and peak shaving
• Delivered $2.3M in profit in 2013
Purchased
ESCO services
business
for $5.5M
February 2013

12   |   © 2014 PowerSecure. All rights reserved.
• At end of Q2 2014:
- $41.3 M in Cash
- $24.9 M term debt at 3.73% + capital leases
- $20 M revolver
• Utilized to issue $12 million letter-of-credit
• No drawn cash
• Potential uses of capital:
- Additional investment in company-owned DG projects
- Potential acquisitions
- Working capital
- Equipment to support growth in UI
Robust Balance Sheet

13   |   © 2014 PowerSecure. All rights reserved.
PowerSecure: Utility Focused
Energy Efficiency
Products/Services
Utility
Infrastructure
Solutions
Distributed
Generation
Systems
Utilities
and Their
Large
Customers

Thank you